Supplement dated November 8, 2017 to the Waddell and Reed Advisors Accumulator Variable Universal Life Insurance Policy Prospectus dated May 1, 2017.

The following statement is added to the end of the first paragraph entitled "Summary of Benefits and Risks" found on page one of the Prospectus:

We will no longer issue this policy after December 31, 2017. If your application for the policy is not approved for issue, paid and in force by Friday, December 29, 2017, you will need to apply for a different life insurance policy. You should direct questions to your financial advisor.























Investors should retain this supplement for future reference.
F90399 11-2017